SECURITIES AND EXCHANGE COMMISSION

                        Washington, D.C.  20549



                              FORM 8-K

                            CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): February 2, 1999
                                                        __________________


                              CLX Energy, Inc.
                     ___________________________________________
              (Exact name of registrant as specified in its charter)


       Colorado                   0-9392                 84-0749623
________________________       _______________          ________________
(State or other jurisdiction    (Commission File        (IRS Employer
       of incorporation)            Number)            Identification No.)


          518 Seventeenth Street, Suite 745, Denver, Colorado 80202
         _____________________________________________________________
                 (Address of principal executive offices)   (Zip Code)

Registrant's telephone number, including area code:  (303) 825-7080
                                                    ___________________

           1776 Lincoln Street, Suite 806, Denver, Colorado 80203
         _________________________________________________________
          (Former name or address, if changed since last report.)


ITEM 1.  Change in Control of Registrant

     On February 2, 1999, CLX Energy, Inc. (the "Company") executed a Stock Purchase Agreement (the "Agreement") pursuant to which a change in control of the Company occurred. The Company issued an aggregate of 5,773,973 shares of its $.01 par value common stock (the "Common Stock") pursuant to the Agreement. The acquirors of the 5,773,973 shares of Common Stock own approximately 55% percent of the outstanding Common Stock of the Company as the result of that acquisition based on the 10,498,132 shares of Common Stock of the Company outstanding. The following table sets forth the names of the persons to whom the shares of Common Stock were issued, the number of shares issued to such persons, and the percentage of the outstanding shares of Common Stock represented by such shares.

                                                      Percentage
                                                      Outstanding
                                     Number of        Shares of
Name                                  Shares          Common Stock
James L. Burkhart Living
 Trust dtd. 9-17-97                  2,519,551           24.0%
BKM Family Limited Partnership         839,851            8.0%
B.J. Reid                              839,851            8.0%
D.M. Finsthwait, Trustee of the
 Finsthwait 1973 Trust dtd. 2-25-73    524,907            5.0%
R. M. Sitton Investments, Ltd.         314,944            3.0%
Mike W. Burkhart                       209,963            2.0%
Steven J. Williams                     157,472            1.5%
Clyde F. & Cheryl W.
 Wootton JTWROS                        157,472            1.5%
Gee Family Trust dtd. 12-23-92         104,981            1.0%
James Keith Burkhart Living
 Trust dtd. 11-25-98                   104,981            1.0%
                                    ______________      __________
         TOTALS                      5,773,973           55.0%
                                    ==============      ==========


     The Company received a total of $275,000 cash for the issuance of the 5,773,973 shares of Common Stock and the acquirors of those shares agreed to loan to the Company, or guaranty debt of the Company for, up to $300,000 for oil and gas acquisitions during the period commencing on February 2, 1999 and ending on February 2, 2002.

ITEM 5.  Other Events

     James L. Burkhart and Robert E. Gee were appointed to the Board of Directors of the Company on January 28, 1999.

ITEM 7.  Financial Statements and Exhibits

         (c)   Exhibits

               10.1 Stock Purchase Agreement between the Company and James L. Burkhart, Trustee of the James L. Burkhart Living Trust.


                                 SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 9, 1999             CLX ENERGY, INC.


                                    By:/s/E.J. Henderson
                                       ___________________________
                                        E. J. Henderson, President